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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    MAY 8, 2001
                                                        ----------------


                            NTL COMMUNICATIONS CORP.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                       0-22616                       52-1822078
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(State or Other                 (Commission                   (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
  Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrants Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.
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     On May 8, 2001, NTL Communications Corp., a wholly-owned subsidiary of NTL
Incorporated, announced that it intended to undertake a private placement to sell approximately $500 million of Convertible Senior Notes.

     A copy of the press release is attached as Exhibit 99.1



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                                      ***
                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NTL COMMUNICATIONS CORP.
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                         General Counsel






Dated: MAY 8, 2001